UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

ADAMAS ONE CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-41560	83-1833607
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

17767 N. Perimeter Drive, Ste. B115

Scottsdale, AZ 85255

(Address of principal executive offices)

(480) 356-8798

(Registrant’s telephone number, including area code)

_______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JEWL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Adamas One Corp. (the “Company”) has recently formed a wholly-owned subsidiary, Adamas Technologies, LLC (“Adamas Technologies”), to develop and manufacture semiconductor lab-grown diamond devices for the industrial and technology sectors. Adamas Technologies has established a Board of Advisors comprised of esteemed industry experts. These members are:

Jerry McGuire- Mr. McGuire is currently the COO of Adamas One Corp. and the President of Adamas One Technologies. He brings over 30 years of executive and high-tech experience commercializing new semiconductor technologies and delivering differentiated products to market. Mr. McGuire has started and grown profitable businesses and created lasting product brands. Mr. McGuire’s semiconductor experience at Analog Devices, Inc. and Fairchild Semiconductor (now part of ON Semiconductor), as well as his 10 years of lab-grown diamond experience with Scio Diamond and Adamas One Corp., make him well-suited to drive the development and commercialization of lab-grown diamond materials for high tech applications at Adamas One.

Mr McGuire’s areas of expertise and skills are in the following:

•	Concept to development to production life-cycle management of complex technology products
•	Building robust businesses from technology products
•	International and multi-cultural product development
•	Deep technological understanding and experience in lab-grown diamonds, power electronics and semiconductor packaging
•	Team building and business management

Mr McGuire is a member of the IEEE and a former member of the International Grown Diamond Association.

Dr. Rafi Sahul- Dr. Sahul’s background in nanomaterials technology and expertise in smart materials like piezoelectric materials and magnetic fluids, Dr. Sahul has led to numerous research and business development efforts, managing cross-functional teams and federal/commercial programs with NSF, NASA, and other agencies. He holds a Ph.D. in Material Science and Engineering from Penn State University and is recognized for his contributions to the adoption of single crystal materials in various applications.

After completing his MS in Mechanical Engineering from Clemson University, he went onto work in aerospace and defense technologies. He has extensive background on single crystal piezoelectric materials, piezoelectric ceramics and their applications and has worked on smart materials technology and applications for 20+ years. He has guided and managed cross-functional teams on several research and business development efforts on applications involving medical devices, underwater sonar transducers, sensors for aerospace, space industrial sensors, and actuators.

While working in Pennsylvania as a General Manager and R&D/Business director for single crystal and ceramic piezoelectric technology, he completed a part-time PhD program with Penn State University on piezoelectric single crystals for high power medical and sonar applications. He is the author and co-author of several publications, patents, conference proceedings, and journal papers.

Dr. Sahul holds the following revered memberships:

•	Lifetime member of MENSA, NDIA, and Penn State Alumni Association
•	Member of IEEE
•	Member of ASA
•	Member of ASME
•	Member ASM Int'l
•	Member Helicopter Int'l (HAI)
•	Member of the Naval League
•	Member of AUVSI

Dr. Sahul’s notable publications include:

•	Manley, Michael E., May, Andrew F., Winn, Barry L., Abernathy, Douglas L., Sahul, R., and Hermann, Raphael P.. Phason-Dominated Thermal Transport in Fresnoite., Physics Review Letters, V129, Issue 25 (Dec 2022)

•	M. E. Manley, A. D. Christianson, D. L. Abernathy, R. Sahul, Phonon localization transition in relaxor ferroelectric PZN-5%PT, Applied Physics Letters, Mar 2017

•	M. E. Manley, D. L. Abernathy, R. Sahul, P. J. Stonaha, and J. D. Budai, Three-mode coupling interference patterns in the dynamic structure factor of a relaxor ferroelectric Phys. Rev. B 94, 104304 (Sep 2016)

Alexi Bogdanov- Mr. Bogdanov is an experienced nanofabrication expert skilled in lithographic methods, thin film deposition, and photonic fabrication. Mr. Bogdanov specializes in developing nanodevices for photonics, MRAM, microwave, and quantum physics and is proficient in managing fabrication and production of photonics, semiconductor, and quantum devices. Mr. Bogdanov holds a Ph.D. in Physics and Mathematics and an M.S. in Physics. Mr. Bogdanov’s key contributions include pioneering excimer laser UV lithography and overseeing the development of cutting-edge lithography tools and he is a published author with over 70 scientific papers and conference presentations.

Following his graduation, he embarked on a research venture at the Lebedev Physical Institute of the Academy of Sciences of the USSR, focusing on the application of excimer lasers in photolithography. His contributions within the same institute, as well as later at the Institute of General Physics of the Academy, earned him a Doctorate in Microelectronics.

In 1990, Alexei made the decision to relocate to Sweden, where he worked as a research engineer at Chalmers University of Technology in Gothenburg. Later he served as a lecturer and research program leader at Lund University. Concurrently, he held various positions at the startup company Obducat AB in Lund, where he played a key role in leading the development and construction of a rotating stage e-beam writer for optical disk mastering.

In 2003, Alexei accepted an offer from the National Research Council of Canada in Ottawa, where he dedicated the next eight years to his role as a Research Officer. Within this capacity, he held dual responsibilities as the e-beam lithography sector owner and the process integrator at the Canadian Photonics Fabrication Centre, a photonics foundry.

From 2011 until July 2023, Alexei served as a technologist responsible for advanced lithography at the Research Organization of Hitachi GST/HGST/Western Digital. In this critical role, his main focus was the development of cutting-edge lithographic methods for the manufacturing of bit patterned media, PCM, ReRAM, and MRAM bit arrays.

Mr. Bogdanov areas of expertise and skills are in the following:

•	General Nanofabrication
•	Interaction with Chip Foundries
•	Cleanroom Management
•	Device Fabrication Integration Microlithography Tools and Processes Plasma Etching Processes Nanoimprint Lithography
•	III-V Electronic Devices
•	Micro-optics and Nanophotonics Advanced Lithography Methods
•	SEM/AFM Nanostructure Analysis and Metrology
•	Semiconductor Equipment Interaction
•	Lithographic Process Development Mechanical Design
•	Programming (Basic, Fortran, Pascal, C, C++, Python, Matlab)
•	Platforms: Windows, Linux, MacOS, VMS

Mr. Bogdanov holds the following revered memberships:

•	Member, Proposal Evaluation Board, Center for Nanoscale Materials, Argonne National Laboratory
•	Member, International Program Committees, Micro- and Nano-engineering Conference (MNE) and Electron, Ion, Photon Beams, and Nanotechnology International Symposium (EIPBN)
•	Reviewer for the Journal of Vacuum Science, Microelectronic Engineering, Journal of Micro/Nanolithography, MEMS, and MOEMS

Mr. Bogdanov’s career highlights include:

•	Key contributor to the design and building of the first excimer laser UV lithography system in the Eastern bloc during doctoral studies.
•	Supervised development of the first commercial electron beam recorder for lithography on rotating substrates with sub-50 nanometer resolution.
•	Set up infrastructure for fabrication of nanoimprint stampers/templates at IMS-CPFC in Canada.
•	Developed methods for fabrication of nanoimprint stampers for high-resolution patterning in mass production.
•	Supervised purchase and installation of state-of-the-art e-beam lithography tool at Western Digital Research Center.

Mr. Bogdanov has 80 publications, notable publications include:

•	A.L. Bogdanov, Double patterning for high throughput electron beam lithography, Micro-, Nano-Engineering, MNE_2016 Vienna, Austria (September 2016)

•	Roshan J. Tirukkonda, Mark D. Kraman, Rahul Sharangpani, Kartik Sondhi, Aaron N. Fancher, Stephen R. Ross, Joyeeta Nag, Alexei L. Bogdanov, Raghuveer S. Makala, Senaka K. Kanakamedala, Hardmask engineering by mask encapsulation for enabling next generation reactiveion etch scaling, J. Vac. Sci. Technol. B 41, 043202 (2023)

•	Amanda Wscieklica, Sean Branagan, Akhil Dodda, Robyn Seils, and Alexei L. Bogdanov, Assessment of Gaussian Beam Shape in E-beam Lithography with 2-D Vernier Arrays, The 66th International Conference on Electron, Ion and Photon Beam Technology and Nanofabrication, San Francisco, California (2023)

•	A.L. Bogdanov, X-ray lithography site at MAX-Lab: Utilization and Characterization of X-ray Lithography Techniques for Micromachining and Nanostructure Fabrication, Invited seminar at the department of Physics, Chalmers University of Technology, Gothenburg, Sweden (1998)

Jim Intrater- Mr. Intrater is a seasoned materials and process engineer with over 30 years of extensive expertise spanning metallurgy, ceramics, and polymers. His work encompasses various areas such as thick and thin film systems, corrosion engineering, electronic packaging, sintering, as well as brazing and soldering to dissimilar materials, and materials analysis. His career journey includes significant roles at notable companies like Advanced Technology, Inc., Fountainhead Production Co., Oryx Technology Corp., and Materials Modification, Inc., where he spearheaded projects ranging from ceramic body armor and radiation-resistant blankets to nano-tungsten fabrication for nuclear fusion reactors.

Mr. Intrater’s contributions extend to diverse fields including anti-fog coatings, corrosion-resistant coatings, and syringe/squeeze tube development. He holds solid-state device patents and has authored numerous publications, showcasing his expertise in engineering and materials science.

Mr. Intrater’s Career Highlights include:

•	Ceramic Body Armor: Mr. Intrater developed a materials design which pushed the field forward to its next milestone in defeating armor-piercing ammunition. He also designed a ceramic chest plate with conformable function.

•	Radiation-Resistant Blanket: Mr. Intrater laid out a detailed process including selection of processes, vendors and materials as well as design and ballistic nylon packaging for the production of blankets which would stop gamma radiation from striking the body. Such radiation is a concern to the US Department of Homeland Security which wishes to have such blankets in defeating with terrorist attacks involving nuclear materials (e.g., dirty bombs).

•	Nano-Tungsten: Mr. Intrater was the principal investigator in the fabrication of ultra-fine grain tungsten pieces which could be used in nuclear fusion reactors. The actual final part would be a "divertor" plate where the grain size could help defeat "bubble" formation on the surface of the tungsten through helium and hydrogen ionic bombardment.

•	Anti-Fog Coating: Was working on a coating for polycarbonate goggle lenses which would not form fog on the inside surface.

•	Chemical Suit Liner: A co-worker developed a membrane which would allow the wear to sweat out while preventing chemical warfare agents from getting in. This is to be used on suits worn by military personnel attending to a chemically hazardous environment. The sweat-out ability would allow for extended wear comfort, a paramount issue. Mr. Intrater identified a substantially cheaper base material for the membrane fabrication and set up its manufacturer that they would modify it and quantitatively test it with and without our over-coating material free-of-charge.

•	Corrosion-Resistant Coating: Laid out successful plan for coating of alloy steel with a water-soluble silicate for temporary resistance to corrosion prior to the painting of armored vehicle doors and panels.

•	Syringe/Squeeze Tube: The company was developing a product which could be injected into a bleeding would. It would foam up and stop the bleeding. Mr. Intrater worked on the development of a syringe and, separately, a squeeze tube which could deliver three ingredients simultaneously into a mixing nozzle and laid out the basic design features required.

Mr. Intrater’s notable publications include:

•	R. Radhakrishnan and J. Intrater, “ZnO based Light Emitting Diodes,” Phase I Final Report, U.S. Department of Energy, July, (2005).

•	Raffi Sahul and J. Intrater, “Monitoring ozone exposure in plants,” SBIR Phase I Final Report, U.S. Department of Agriculture, February, (2005).

•	Intrater, J., “The Hot-Bottom Ceramic Package,” Advanced Packaging, Pennwell, December, (2002).

•	Intrater, J., “A New Metal Spray Option,” Welding Journal, American Welding Society, Miami, FL, Vol 81, No 11, pp 43-46, (2002).

Mr. Intrater’s notable Solid State Patents include:

•	Intrater, “OVER-VOLTAGE PROTECTION DEVICE FOR INTEGRATED CIRCUITS,” U. S. Patent #: 6,433,394, (2002).

•	Intrater, Behling, “OVER-VOLTAGE PROTECTION FOR ELECTRONIC CIRCUITS,” U. S. Patent #: 6,373,719, (2002).

•	Shrier, Intrater, et al., “OVER-VOLTAGE PROTECTION DEVICE AND METHOD FOR MAKING SAME“, U. S. Patent #:6,172,590, (2001).

•	Shrier, Intrater, et al., “OVER-VOLTAGE PROTECTION DEVICE FOR INTEGRATED CIRCUITS,” U. S. Patent #:6,130,459, (2000).

•	Intrater and Joshi, “OVER-VOLTAGE PROTECTION SYSTEM FOR INTEGRATED CIRCUITS USING THE BONDING PADS AND PASSIVATION LAYER,” U. S. Patent #6,064,094, (2000).

Each member brings a wealth of experience and expertise in semiconductor technology and related fields, positioning Adamas One Technologies for success in its endeavors to leverage lab-grown diamonds for semiconductor applications.

Adamas Technologies will be responsible for research & development, partnerships, and deployment of Lab-Grown Diamond-based solutions for the technology industry. Lab-Grown Diamonds’ thermal conductivity and durability make them ideal for use in semiconductor devices in the industrial and technology sectors. Adamas’ patented technology provides a significant opportunity to address increasing demand from the semiconductor sector. Mr. McGuire, the Adamas One Corp. COO, has nearly 30 years of extensive experience in the semiconductor market, bringing innovative ICs and analog circuits to market will lead the Adamas Technologies as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMAS ONE CORP.

Dated: April 17, 2024	By:	/s/ John G. Grdina
John G. Grdina Chief Executive Officer